Exhibit 10.20

Confidential Treatment Requested.  Confidential portions of this document have been redacted and have been separately filed with the Commission.  *** Confidential material redacted and filed separately with the Commission.

SECOND AMENDMENT TO COLLABORATION AGREEMENT

This SECOND AMENDMENT (the “Second Amendment”), dated as of March 1, 2011, to that certain Collaboration Agreement dated December 20, 2010 (the “Agreement”) by and between Receptos, Inc., a Delaware corporation (“Receptos”) having its principal place of business at 10835 Road to the Cure, 2nd Floor, San Diego, CA 92121, and Eli Lilly and Company, an Indiana corporation (“Lilly”) having its principal place of business at Lilly Corporate Center, Indianapolis, Indiana 46285 USA, is entered into by Receptos and Lilly (collectively, the “Parties”). The Parties agree to amend the Agreement as set forth herein:

PRELIMINARY STATEMENT

The Parties entered into the Agreement for the purpose of collaborating in conducting a Research Program with respect to structure-based drug discovery research and development activities with the goals of stabilizing and crystallizing the Target; development of Target Structural Information, including determining its high resolution 3D structure and describing binding site requirements of Target for drug candidates, such as ***; and exploitation of such Target Structural Information in the development of a Structurally Enabled Hit. In support of Receptos’ efforts in connection with Crystallization Studies and Structure Determination, Lilly agreed to contribute *** that are potential Hits for use by Receptos during the Research Program. The Parties subsequently determined that it would be beneficial for the purpose of furthering the goals of the Research Program for Lilly to provide certain *** (as hereafter defined) to Receptos for the limited use in the Research Program as described in this Second Amendment and pursuant to the terms of this Second Amendment. Lilly has provided Confidential Treatment Requested.  Confidential portions of this document have been redacted and have been separately filed with the Commission.  *** Confidential material redacted and filed separately with the Commission.to Receptos for such limited use with the agreement that the *** provided would be subject to the terms of this Agreement.

SECOND AMENDMENT

1.                                      As used herein the term “Peptide” means solely *** which are either (i) the proprietary peptides provided by Lilly to Receptos for the use described in this Second Amendment consisting of ***, or (ii) modifications to *** described in clause (i) and other ***, including without limitation, *** made, proposed or that are derived as a result of *** studies as provided in Section 2 of this Second Amendment. As used herein the term “Exempt Molecule” means solely ***

The definition in Section 1.30 of the Agreement “Lilly IP” shall be amended to read in its entirety as follows:

“Lilly IP” shall mean all Intellectual Property Rights (i) owned or possessed by Lilly prior to the Effective Date; or (ii) which, as between Lilly and Receptos, were created or invented solely by Lilly, its Affiliates or employees and consultants of Lilly and its Affiliates (other than Receptos and its Affiliates); or (iii) in the *** (including without limitation ***), improvements to the *** proposed, created or developed in the Research Program and inventions directed to the *** created or developed in the Research Program by either Party or their Affiliates, or employees and consultants of either Party and their respective Affiliates; provided, however, Lilly IP shall not include Solutions or Target Structural Information, and provided, further, Lilly IP shall not include pursuant to clause (iii) any Composition of Matter IP with respect to any Exempt Molecules. For clarity, Lilly IP may include Intellectual Property Rights in Composition of Matter IP in Exempt Molecules to the extent such Intellectual Property Rights were, as between Lilly and Receptos, created or invented solely by Lilly, its Affiliates or employees and consultants of Lilly and its Affiliates (other than Receptos and its Affiliates).

All other capitalized terms not defined herein shall have the meanings set forth in the Agreement.

*** Confidential material redacted and filed separately with the Commission.

2.                                      A new Section 2.3.6 shall be added to the Agreement to read in its entirety as follows:

2.3.6 Lilly shall provide to Receptos, as Lilly Research Program Know How under the Agreement, ***, in a quantity determined by Lilly in its sole discretion, for use by Receptos in the Research Program *** (“Permitted Use”). Lilly acknowledges that Receptos desires to limit the disclosure of *** to Receptos personnel who have a need to know such information for the Permitted Use and consequently Lilly agrees to limit its disclosure of *** to *** designated by Receptos. Such *** shall not provide to any other Receptos personnel such information other than the *** and such information shall be deemed to be Confidential Information. Subject to Lilly’s review and approval as hereafter provided, Receptos shall select certain of the *** for the Permitted Use and may conduct, as part of the Permitted Use, *** to be used solely for the Permitted Use. Receptos shall submit any proposed *** to Lilly for Lilly’s review and approval. Subject to reasonable protection of Lilly’s ownership rights in the ***, such approval shall not be unreasonably withheld, conditioned or delayed. *** shall be Lilly Confidential Information. Receptos shall not use the *** for any purpose other than the Permitted Use, provided, however, that nothing in this Section 2.3.6 shall limit Receptos’s right to use Solutions .(***) for the purpose of discovery or development of Exempt Molecules.

3.                                      *** provided to Receptos are Confidential Information of Lilly. The *** are to be used by Receptos as a *** solely for the limited purpose set forth above and not for ***. Lilly retains unrestricted rights to the *** for all purposes and uses including without limitation, ***. All results of the Research Program relating to the *** (other than Solutions and Target Structural Information and any Composition of Matter IP with respect to Exempt Molecules that have been created or invented, whether solely or jointly with others, by Receptos, its Affiliates or employees and consultants of Receptos and its Affiliates) shall be Lilly Research Program Know How and promptly shared with Lilly through the JRC as such information arises during the Term.

4.                                      Section 2.5 shall be amended to read in its entirety as follows:

“2.5 Access to Solutions. Subject to the rights granted to Lilly in this Agreement, the Solutions and Target Structural Information shall be owned solely by Receptos and shall be the Confidential Information of Receptos, except that *** (other than Exempt Molecules) derived from *** created or developed in the Research Program shall be owned solely by Lilly and shall be Confidential Information of Lilly subject to the exceptions set forth in Section 1.5. For a period of *** following receipt of a Solution, Lilly shall not disclose such Solution to any Third Party, except that Lilly may disclose a Solution to a Development Partner under appropriate confidentiality arrangements precluding further disclosure and solely as part of a bona fide drug development effort with such Development Partner involving Target. For a period of *** following its delivery of a Solution to Lilly, Receptos shall not publish a Solution or disclose it to a Third Party, except that it may disclose a Solution to any Third Party which is a party to a structure-based drug discovery arrangement with Receptos with respect to Target as permitted herein under appropriate-confidentiality arrangements precluding further disclosure, provided that Receptos may not disclose the ***. After such ***, Receptos shall be permitted to publish or otherwise disclose a Solution; provided that (i) such disclosures of a Solution in an academic or scholarly publication shall be made consistent with the provisions of Section 3.4, (ii) Receptos may not disclose the *** and (iii) Receptos shall not use Lilly’s name in connection with the publication or disclosure of a Solution without Lilly’s prior written consent. Notwithstanding the foregoing, any disclosure by Receptos of a Solution shall not, absent the prior written consent of Lilly, disclose Confidential Information of Lilly concerning ***.”

5.                                      A new sentence shall be added at the end of Section 3.4 to read as follows:

“In no event will Receptos publish ***.”

*** Confidential material redacted and filed separately with the Commission.

6.                                      Section 4.1.2 shall be amended to read in its entirety as follows:

“Lilly hereby grants to Receptos and its Affiliates (i) a non-exclusive non-sublicensable license under Lilly’s rights in Lilly Research Program Know How and Joint Research Program Know How for use in the conduct of research and development activities until the later of (x) the end of the Term and (y) if the Term is terminated pursuant to Section 10.2 or 10.3.2, January 1, 2013, (ii) and thereafter a non-exclusive license under such Research Program Know How other than Composition of Matter IP and other than the right to use *** for use in the conduct of research and development activities following the Term, and such license shall not be sub-licensable except to Development Partners of Receptos, provided that disclosure of any such Research Program Know How to a Development Partner shall be subject to nondisclosure requirements no less stringent than those set forth herein.”

7.                                      Section 4.1.3 shall be amended to read in its entirety as follows:

“In the event that a Research Milestone is achieved during the Term, in addition to the licenses granted in Sections 4.1.1 and 4.1.2, each Party hereby grants the Other Party and its Affiliates, effective upon the achievement of such Research Milestone, a non-exclusive, non-sublicensable and non-transferable license under such Party’s Intellectual Property Rights therein, to use the applicable Structurally Enabled Hit solely for its internal research and development activities (“Research License”). For the avoidance of doubt, (i) Receptos shall not disclose a Structurally Enabled Lilly Hit *** to any Third Party, (ii) Lilly shall not disclose a Structurally Enabled Receptos Hit to any Third Party, (iii) Lilly is not herein restricted from the development of a Structurally Enabled Lilly Hit or a Structurally Enabled Joint Hit through clinical studies to a commercial product, and (iv) Receptos is not herein restricted from the development of a Structurally Enabled Receptos Hit or a Structurally Enabled Joint Hit through clinical studies to a commercial product so long as ***”

8.                                      Section 6.1.2 shall be amended to read in its entirety as follows:

“Subject to the licenses granted and the restrictions set forth herein, Receptos shall own all right, title and interest in Receptos IP, and a Structurally Enabled Receptos Hit (subject to Lilly rights set forth in Sections 4.1.1 and 4.1.3 and subject to Lilly’s ownership of *** and the restrictions on use thereof set forth in Sections 2.5, 4.1.2 and 4.1.3).”

9.                                      A new paragraph shall be added at the end of Section 6.2 to read as follows:

“Receptos shall promptly disclose and assign (and hereby does assign) to Lilly all Lilly IP that Receptos creates, develops or conceives, solely or in conjunction with others that are based on or involve ***. Receptos shall execute all necessary documents and provide Lilly proper assistance (at Lilly’s expense) sufficient to enable patent, copyright or other legal protections to be obtained by Lilly for any such inventions, innovations or other Intellectual Property Rights as described in this paragraph, and to make and maintain reasonably detailed accurate records of any such inventions, innovations or other Intellectual Property Rights. Receptos will deliver to Lilly, upon termination or expiration of this Agreement, all Confidential Information, in Receptos’ possession or control at the time of such termination or expiration related to ***.”

10.                               RECEPTOS UNDERSTANDS THAT THE *** ARE FOR RESEARCH USE ONLY AND HAVE NOT BEEN APPROVED FOR HUMAN USE, AND AGREES THAT THE *** WILL NOT BE ADMINISTERED TO HUMANS IN ANY MANNER OR FORM. THE *** ARE PROVIDED WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PURPOSE AND WITHOUT ANY OTHER WARRANTY, EXPRESS OR IMPLIED, AND WITHOUT ANY REPRESENTATION OR WARRANTY THAT THE USE OF THE *** WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER RIGHT OF ANY OTHER PARTY. Receptos agrees to comply with all laws and governmental rules, regulations and guidelines which are applicable to the *** or the use thereof, including any safety procedures and safety precautions accompanying the ***.

11.                               All provisions of the Agreement not modified herein shall remain in full force and effect.

12.                               The Agreement together with the First Amendment entered by the Parties in March 2011 and this Second Amendment represents the entire agreement between the parties regarding the subject matter hereof and shall supersede all previous communications, representations, understandings, acknowledgements and agreements, whether oral or written, by or between the parties.

13. No change, modification, extension, termination or waiver of this Second Amendment, or any of the provisions herein contained, shall be valid unless made in writing and signed by duly authorized representatives of the parties hereto.

14.                               This Second Amendment may be executed in one or more original or faxed counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first written above.

Receptos, Inc.,
a Delaware corporation

/s/ Chrysa Mineo
By:	Chrysa Mineo
Its:	Vice President, Corporate Development

Eli Lilly and company

/s/ David Moller
By:	David Moller
Its:	Vice President Endocrine